UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): June 24, 2021

ARGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.15 Par Value	AGX	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2021, Argan, Inc. (“Argan” or the “Company”) adopted Amendment No. 2021-1 to the Gemma Power Systems, LLC Deferred Compensation Plan, effective January 1, 2021, a copy of which is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of the Stockholders of Argan held on June 24, 2021, the following three (3) matters were resolved by the stockholders of Argan.

(1)The election of the following nine (9) members to the Board of Directors of the Company (the “Board”), each to serve until the 2022 Annual Meeting of Stockholders and until his/her successor has been elected and qualified or until his/her earlier resignation, death or removal:

•	Rainer H. Bosselmann
•	Cynthia A. Flanders
•	Peter W. Getsinger
•	William F. Griffin, Jr.
•	John R Jeffrey, Jr.
•	Mano S. Koilpillai
•	William F. Leimkuhler
•	W.G. Champion Mitchell
•	James W. Quinn

(2)The nonbinding advisory approval of the Company’s executive compensation (the “say-on-pay” vote).

(3)The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the year ending January 31, 2022.

A schedule presenting the number of votes cast by the Company’s stockholders is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On June 24, 2021, the Board declared a regular quarterly cash dividend in the amount of $0.25 per share of common stock, payable July 30, 2021 to stockholders of record at the close of business on July 22, 2021.

A copy of Argan’s press release announcing the regular cash dividend is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

10.1	Amendment No. 2021-1 to the Gemma Power Systems, LLC Deferred Compensation Plan
99.1	Results of Voting at the 2021 Annual Meeting of the Stockholders of Argan, Inc.

99.2	Press Release issued by Argan on June 24, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: June 24, 2021	By:	/s/ David H. Watson
David H. Watson
Senior Vice President, Chief Financial Officer, Treasurer and Secretary